Exhibit T3E.3

IN ORDER TO BE EFFECTIVE, THIS LETTER OF TRANSMITTAL MUST BE VALIDLY COMPLETED, DULY EXECUTED AND RETURNED TO THE DEPOSITARY, CANADIAN STOCK TRANSFER COMPANY INC., BY OCTOBER 19, 2012. IT IS IMPORTANT THAT YELLOW MEDIA’S SHAREHOLDERS (AS DEFINED HEREIN) PROPERLY COMPLETE, DULY EXECUTE AND RETURN THIS LETTER OF TRANSMITTAL ON A TIMELY BASIS IN ACCORDANCE WITH THE INSTRUCTIONS CONTAINED HEREIN AND IN THE MANAGEMENT PROXY CIRCULAR OF YELLOW MEDIA INC. DATED JULY 30, 2012.

PLEASE CAREFULLY READ THE CIRCULAR AND THE INSTRUCTIONS SET OUT BELOW BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

LETTER OF TRANSMITTAL
FOR
SHAREHOLDERS
OF
YELLOW MEDIA INC.

TO:	YELLOW MEDIA INC. ("YELLOW MEDIA" OR THE "CORPORATION")

AND TO:	CANADIAN STOCK TRANSFER COMPANY INC. (THE "DEPOSITARY ")

This Letter of Transmittal is for use by holders of the Corporation’s:

4.25% Cumulative Redeemable First Preferred Shares, Series 1 (the  "Preferred Shares Series 1");
5.00% Cumulative Redeemable First Preferred Shares, Series 2 (the "Preferred Shares Series 2");
Cumulative Rate Reset First Preferred Shares, Series 3 (the "Preferred Shares Series 3");
Cumulative Rate Reset First Preferred Shares, Series 5 (the "Preferred Shares Series 5");
Cumulative Exchangeable First Preferred Shares, Series 7 (the "Preferred Shares Series 7"); and
Common Shares (the "Common Shares")

in connection with a recapitalization (the "Recapitalization") to be implemented by way of a plan of arrangement under section 192 of the Canada Business Corporations Act, which Recapitalization is more particularly described in Yellow Media’s Management Proxy Circular dated July 30, 2012 (the "Circular"). Capitalized terms used herein but not defined in this Letter of Transmittal shall have the meanings ascribed thereto in the Circular.

This Letter of Transmittal must be received by the Depositary by October 19, 2012 in order for holders (the "Shareholders") of Preferred Shares Series 1, 2, 3, 5, and 7 (the "Preferred Shares") and Common Shares (collectively, the "Shares") to receive their Pro Rata Share of the Shareholder Consideration.

In order for this Letter of Transmittal to be validly completed, the undersigned Shareholder is required to provide and complete the necessary information for each of the steps indicated below that are applicable to it or to any beneficial Shareholder on whose behalf the undersigned Shareholder holds the Shares. Shareholders whose Shares are registered in the name of an intermediary (an "Intermediary"), such as a broker, investment dealer, bank or trust company, or in the name of a depositary in which the Intermediary is a participant, should contact such Intermediary for instructions and assistance.

STEP 1
DESCRIPTION OF THE TRANSMITTED SHARES

 All Shareholders must complete this Step.

If space is insufficient, please attach a signed list (see Instruction 6).

The undersigned registered Shareholder hereby deposits with the Depositary, for exchange pursuant to the Recapitalization, the enclosed certificate(s) representing the transmitted Common Shares, details of which are as follows:

COMMON SHARES
Certificate Number	Name in which the Common Shares are Registered	Number of Common Shares Deposited

TOTAL: (If space is not sufficient, please attach a list in the above form)

The undersigned registered Shareholder hereby deposits with the Depositary, for exchange pursuant to the Recapitalization, the enclosed certificate(s) representing the transmitted Preferred Shares, details of which are as follows:

PREFERRED SHARES
Certificate Number	Name in which the Preferred Shares are Registered	Series of Preferred Shares Held	Number of Preferred Shares Deposited

TOTAL: (If space is not sufficient, please attach a list in the above form)

STEP 2
AUTHORIZATION

 All Shareholders must complete this Step.

 The undersigned:

1.
represents and warrants that the undersigned is the legal owner of the above listed Shares and has good title to the rights represented by the above mentioned certificates free and clear of all liens, charges, encumbrances, claims and equities and, together with all rights and benefits, and has full power and authority to execute and deliver this Letter of Transmittal and to deliver such certificates;

2.	acknowledges receipt of the Circular;

3.	represents and warrants that the Shares listed above represent all Shares beneficially owned, directly or indirectly, by the undersigned;

4.
represents and warrants that the undersigned has not sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer, any of the Shares listed above to any person, other than pursuant to the Recapitalization;

5.
directs the Depositary to issue or cause to be issued the New Common Shares and the Warrants less any applicable withholding taxes, in the name indicated below and to send the New Common Shares and the Warrants to the address, or hold the same for pickup, as indicated in this Letter of Transmittal, unless otherwise indicated under Step 4 – Special Delivery Instructions or Step 5 – Special Registration Instructions below;

6.
covenants and agrees to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the exchange of the certificates evidencing the Shares for the New Common Shares and the Warrants to which the undersigned is entitled pursuant to the Recapitalization;

7.
acknowledges that all authority conferred, or agreed to be conferred by the undersigned herein may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death, incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon any heirs, personal representatives, successors and assigns of the undersigned;

8.
acknowledges that by virtue of the execution of this Letter of Transmittal, the undersigned shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Shares deposited pursuant to the Recapitalization will be determined by Yellow Media in its sole discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on Yellow Media, the Depositary or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice; and

9.
undertakes and agrees that, to the extent that it is or becomes an affiliate (as such term is defined under Rule 144 under the U.S. Securities 1933 Act, as amended (the "1933 Act")), of Yellow Media, the undersigned will not resell New Common Shares or Warrants received in exchange for the transmitted Shares other than (i) pursuant to an effective registration statement under the 1933 Act, (ii) in accordance with Rule 144 under the 1933 Act, or (iii) otherwise in a transaction exempt from or not subject to the registration requirements of the 1933 Act.

SHAREHOLDER SIGNATURE(S)
This box must be signed by the registered Shareholder(s) exactly as the registered Shareholder’s(s’) name(s) appear(s) on the certificate evidencing the Shares. See Instruction 3.

If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the information described in Instruction 5.

Name:  _________________________________________
                                              (please print)

Signature: _______________________________________

Capacity (Title): ___________________________________

Address: ________________________________________

 _________________________________________

Telephone: ________________________________________

By signing above, and unless the Shareholder has completed Step 3 – Hold for Pick-Up, Step 4 – Special Delivery Instructions or Step 5 – Special Registration Instructions (in which case registration or delivery should be made in accordance with those instructions), the New Common Shares and the Warrants to be issued to such Shareholder pursuant to the Recapitalization will be issued in the name of the Shareholder and forwarded to it at the address specified above (or if no such address or delivery instructions are made, to the latest address as shown on the registers of Shareholders maintained by or on behalf of Yellow Media).

If the Recapitalization is not completed, the Shareholder directs the Depositary to return the enclosed certificate(s) in accordance with the instructions in the preceding sentence.

U.S. SHAREHOLDER. See Instruction 8.
A "U.S. Shareholder" is any Shareholder that is either (i) providing an address under "Step 2 - Authorization" which is located within the United States or any territory or possession thereof or (ii) a U.S. person for United States federal income tax purposes.

Indicate whether or not you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder:

	☐	The owner signing this Letter of Transmittal represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder; or
	☐	The owner signing this Letter of Transmittal is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

By reason of use by the Shareholder of this Letter of Transmittal in the English language, the Shareholder is deemed to have required that any contract evidenced by the Recapitalization as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En utilisant une version anglaise de cette lettre d’envoi, le détenteur de valeur mobilière est réputé avoir exigé que tout contrat attesté par la Restructuration du capital, tel qu’il est accepté au moyen de cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en anglais.

                  STEP 3
HOLD FOR PICK-UP

☐	Check here if the New Common Shares and the Warrants are to be held for pick-up at the office of the Depositary at which this Letter of Transmittal is deposited.

STEP 4
SPECIAL DELIVERY INSTRUCTIONS

A Shareholder must complete this step only if it wishes to have the New Common Shares and the Warrants delivered to an address other than the latest address as shown on the registers of Shareholders maintained by or on behalf of Yellow Media.

SPECIAL DELIVERY INSTRUCTIONS See Instructions 2 and 4.

Name:  __________________________________________
                                              (please print)

Address: _________________________________________

 _________________________________________

Telephone: ________________________________________

 If this Step 4 has been completed, please ensure to complete Step 6.

STEP 5
SPECIAL REGISTRATION INSTRUCTIONS

SPECIAL REGISTRATION INSTRUCTIONS See Instructions 2 and 4.

Name:  _________________________________________
                                          (please print)

Address: _________________________________________

 _________________________________________

Telephone: _______________________________________

 If this Step 5 has been completed, please ensure to complete Step 6.

STEP 6
SIGNATURE GUARANTEE

A Shareholder does not have to complete this step if it is the registered holder of the certificate(s) evidencing the Shares delivered with this Letter of Transmittal and has not completed either (i) Step 4 – Special Delivery Instructions or (ii) Step 5 – Special Registration Instructions.

In all other cases, a Shareholder must complete this Step 6 by having its signature on this Letter of Transmittal guaranteed by an Eligible Institution, as such term is defined in Instruction 4 below (both a signature guarantee and a medallion guarantee are required).

GUARANTEE OF SIGNATURE(S) Authorized Signature on behalf of Eligible Institution. See Instructions 2 and 4.

Name:  ___________________________________________
                                            (please print)

Signature: ________________________________________

Name of Firm: _____________________________________

Address: _________________________________________

 _________________________________________

Telephone: ________________________________________

Dated: ____________________________________________

INSTRUCTIONS

1.	Use of Letter of Transmittal

This Letter of Transmittal (or a manually executed copy hereof) properly completed and signed as required by the instructions set forth below, together with any accompanying certificate(s) evidencing the Shares and all other documents required pursuant to the Recapitalization, must be received by the Depositary at the address specified on the back page of this document.

The method used to deliver this Letter of Transmittal and any accompanying certificate(s) evidencing the Shares and all other required documents is at the option and risk of the person depositing same, and delivery will be deemed effective only when such documents are actually received. It is recommended that the necessary documentation be hand delivered to the Depositary, at the address specified on the back page of this document, and a receipt obtained. However, if such documents are mailed, it is recommended that registered mail be used and that proper insurance be obtained.

2.	Hold for Pick-Up, Special Delivery or Special Registration Instructions

Step 3 should be completed only if the New Common Shares and the Warrants are to be held by the Depositary for pick-up. Step 4 must be completed if the New Common Shares and the Warrants are to be sent to someone other than the person signing this Letter of Transmittal, or to the person signing this Letter of Transmittal at an address other than the address appearing on the registers of Shareholders maintained by or on behalf of Yellow Media. Step 5 should be completed if the New Common Shares and the Warrants are to be issued in the name of a person other than the person signing this Letter of Transmittal. If either Step 4 or Step 5 are completed, the signature on this Letter of Transmittal must be guaranteed. See Step 6 above and Instruction 4 below.

3.	Signatures

This Letter of Transmittal must be completed and signed by the Shareholder, or by such Shareholder’s duly authorized representative (in accordance with Instruction 5 below).

(a)
If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)
If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares or if the New Common Shares and the Warrants are to be issued to a person other than the registered holder(s):

(i) such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)
the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed in accordance with Instruction 4 below.

4.	Guarantee of Signatures

If this Letter of Transmittal is executed by a person other than the registered Shareholder(s), or if the New Common Shares and the Warrants are to be issued to a person other than the registered Shareholder(s) or sent to an address other than the address of the registered Shareholders(s) as shown on the registers of Shareholders maintained by or on behalf of Yellow Media, such signature must be guaranteed by an Eligible Institution (as defined herein), or in some other manner satisfactory to the Depositary.

An "Eligible Institution" means a Canadian Schedule 1 chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada, members of the Investment Industry Regulatory Organization of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any certificate or security transfer or power of attorney is executed by a person as an executor, administrator, trustee, guardian, attorney-in-fact, or agent or on behalf of a corporation, partnership or association or is executed by any other person acting in a fiduciary or representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of such person’s authority to act. The Depositary, in its sole discretion, may require additional evidence of authority or additional documentation.

6.	Miscellaneous

(a)
If the space on this Letter of Transmittal is insufficient to list all certificates for Shares, additional certificate numbers and the number of Shares represented thereby may be included on a separate signed list affixed to this Letter of Transmittal.

(b) If Shares are registered in different forms (e.g. "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

(c)
No alternative, conditional or contingent deposits will be accepted. All depositing Shareholders waive, by execution of this Letter of Transmittal (or a copy thereof), any right to receive any notice of any defect or irregularity in any deposit.

(d) The Shareholders covered by this Letter of Transmittal hereby unconditionally and irrevocably attorn to the non-exclusive jurisdiction of the courts of the Province of Québec.

(e) Additional copies of the Letter of Transmittal may be obtained on request and without charge from the Depositary at the address specified on the back page of this document.

7.	Lost Certificates

If a certificate evidencing a Share has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss or destruction of such, to the Depositary. The Depositary will respond to advise you of the replacement requirements.

8.	Shareholders and Internal Revenue Service ("IRS") Form W-9 and IRS Form W-8

United States federal income tax law generally requires that a Shareholder who receives consideration in exchange for Shares provide the Depositary with (i) its correct Taxpayer Identification Number ("TIN") on a completed IRS Form W-9 if such Shareholder is a U.S. person for U.S. federal income tax purposes ("U.S. Holder"), or (ii) the appropriate and properly completed IRS Form W-8 if the Shareholder is not a U.S. Holder. In the case of a U.S. Holder who is an individual, the TIN is generally the individual’s social security number. If the Depositary is not provided with the correct information or an adequate basis for an exemption, the Shareholder may be subject to penalties imposed by the IRS and backup withholding (currently) at a rate of 28%. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the requisite information is correctly furnished to the IRS in a timely manner.

To prevent backup withholding, each U.S. Holder must timely provide the Depositary with the U.S. Holder’s correct TIN on IRS Form W-9, attached hereto, (or available from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at http://www.irs.gov), which requires such U.S. Holder to certify under penalties of perjury, (1) that the TIN provided is correct (or that such U.S Holder is awaiting a TIN), (2) that (i) the U.S. Holder is exempt from backup withholding, (ii) the U.S. Holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding, and (3) that the U.S. Holder is a U.S. person for U.S. federal income tax purposes (including a U.S. resident alien).

Certain Shareholders (including, among others, certain corporations and certain non-U.S. persons) are exempt from backup withholding and reporting requirements. To prevent possible erroneous backup withholding, a U.S. Holder exempt from backup withholding should furnish its TIN, check the box labeled "Exempt from backup withholding", and sign, date and send the IRS Form W-9 to the Depositary.

If a U.S. Holder does not have a TIN, such U.S. Holder should: (i) consult the attached IRS Form W-9 for instructions on applying for a TIN, (ii) write "Applied For" in the space for the TIN in Part 1 of the IRS Form W-9, and (iii) sign and date the IRS Form W-9. In such case, back-up withholding may apply to any payment made to such U.S. Holder prior to the time a properly certified TIN is provided to the Depositary, and if the Depositary is not provided with a TIN within sixty (60) days, such withheld amounts will be paid over to the IRS.

If the IRS Form W-9 is not applicable to a Shareholder because such Shareholder is not a U.S. person for U.S. federal income tax purposes, such Shareholder will instead need to submit an appropriate and properly completed IRS Form W-8, signed under penalty of perjury. IRS Form W-8BEN (or other appropriate Form W-8) may be obtained from the Depositary.

A SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE IRS FORM W-9 ATTACHED TO THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% (CURRENTLY) OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH SHAREHOLDER PURSUANT TO THE OFFER. SEE IRS FORM W-9 ATTACHED HERETO FOR ADDITIONAL INFORMATION.

Internal Revenue Service Circular 230 Notice

TO ENSURE COMPLIANCE WITH INTERNAL REVENUE SERVICE CIRCULAR 230, YOU ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF UNITED STATES FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, BY SHAREHOLDERS FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SHAREHOLDERS UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) SUCH DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) SHAREHOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

INTERNAL REVENUE SERVICE FORM W-9

Form **W-9**
(Rev. December 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶

☐ Exempt payee

☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here Signature of U.S. person ▶ Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 12-2011)

Form W-9 (Rev. 12-2011) Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity.
- The U.S. grantor or other owner of a grantor trust and not the trust, and
- The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Office of the Depositary:

By Mail:
Canadian Stock Transfer Company Inc.
Attention: Corporate Restructures
P.O Box 1036
Adelaide Street Postal Station
Toronto, Ontario
M5C 2K4

By Hand or Courier:
Canadian Stock Transfer Company Inc.
Attention: Corporate Restructures
320 Bay Street
Basement Level (B1)
Toronto, Ontario
M5H 4A6

Any questions and requests for assistance with completing this Letter of Transmittal may be directed to the Depositary at 1-800-387-0825 or (416) 682-3860 or by sending an email to inquiries@canstockta.com.